UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2016
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INTEL CORPORATION
 (Exact name of registrant as specified in its charter)
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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2200 Mission College Blvd., Santa Clara, California 95054-1549
 (Address of principal executive offices) (Zip Code)
(408) 765-8080
 (Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Intel's Annual Stockholders' Meeting was held on May 19, 2016.  At the meeting:

1)	stockholders elected the 10 persons recommended by the Board to serve as directors of Intel;
2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2016;
3)	stockholders approved, on an advisory basis, Intel's executive compensation;
4)	stockholders did not approve the stockholder proposal seeking the implementation of the principles entitled "Holy Land Principles";
5)	stockholders did not approve the stockholder proposal requesting that the Board take steps to allow stockholders to act by written consent; and
6)	stockholders did not approve the stockholder proposal requesting that the Board take steps to adopt an alternative vote counting standard.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Charlene Barshefsky	3,120,846,846	89,308,833	10,046,393	860,691,340
Aneel Bhusri	3,182,429,852	27,374,247	10,397,973	860,691,340
Andy D. Bryant	3,092,384,701	114,330,563	13,486,808	860,691,340
John J. Donahoe	3,171,063,877	38,552,406	10,585,789	860,691,340
Reed E. Hundt	3,138,459,299	71,198,398	10,544,375	860,691,340
Brian M. Krzanich	3,165,961,834	47,921,017	6,319,221	860,691,340
James D. Plummer	3,173,526,516	36,102,480	10,573,076	860,691,340
David S. Pottruck	3,122,090,438	87,642,202	10,469,432	860,691,340
Frank D. Yeary	3,180,807,060	28,822,977	10,572,035	860,691,340
David B. Yoffie	3,101,561,332	108,529,930	10,110,810	860,691,340

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,019,644,398	44,474,305	16,774,709	(0)

3)	Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
3,086,256,754	117,271,206	16,674,112	860,691,340

4)	Stockholder Proposal on Implementing Principles Entitled "Holy Land Principles"

For	Against	Abstain	Broker Non-Votes
103,321,479	2,551,699,762	565,180,831	860,691,340

5)	Stockholder Proposal on Allowing Stockholders to Act by Written Consent

For	Against	Abstain	Broker Non-Votes
1,374,229,152	1,821,798,085	24,174,835	860,691,340

6)	Stockholder Proposal on Adopting an Alternative Vote Counting Standard

For	Against	Abstain	Broker Non-Votes
339,911,937	2,855,159,789	25,130,346	860,691,340

Item 8.01.                          Other Events.
On May 18, 2016, Director John J. Donahoe was appointed to serve as independent Lead Director of the Board, effective immediately, on the recommendation of the Board's Corporate Governance and Nominating Committee.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTEL CORPORATION (Registrant)

Date: May 24, 2016	By:	/s/ Suzan A. Miller
Suzan A. Miller
Vice President, Deputy General Counsel and
Corporate Secretary